                                                                  EXHIBIT 99.5


CASE NAME:          KEVCO COMPONENTS, INC.                       ACCRUAL BASIS

CASE NUMBER:        401-40790-BJH-11

JUDGE:              BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                     NORTHERN        DISTRICT OF       TEXAS
                -------------------                ------------------

                    FORT WORTH                     DIVISION
                -----------------------------------

                            MONTHLY OPERATING REPORT

                      MONTH ENDING:          JULY 31, 2002
                                    ----------------------------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                       TREASURER
------------------------------------------            -------------------------
Original Signature of Responsible Party                        Title

WILFORD W. SIMPSON                                        AUGUST 23, 2002
------------------------------------------            -------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ Dennis S. Faulkner                                 ACCOUNTANT FOR DEBTOR
------------------------------------------            -------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                        AUGUST 23, 2002
------------------------------------------            -------------------------
Printed Name of Preparer                                        Date

CASE NAME:        KEVCO COMPONENTS, INC.                ACCRUAL BASIS - 1

CASE NUMBER:      401-40790-BJH-11

COMPARATIVE BALANCE SHEET

                                            SCHEDULED            MONTH              MONTH              MONTH
ASSETS                                        AMOUNT             JUL-02             -----              -----
------                                    -------------          ------
1.    Unrestricted Cash                             134                  0
2.    Restricted Cash
3.    Total Cash                                    134                  0
4.    Accounts Receivable (Net)
5.    Inventory
6.    Notes Receivable
7.    Prepaid Expenses
8.    Other (Attach List)                             0                  0
9.    Total Current Assets                          134                  0
10.   Property, Plant & Equipment
11.   Less: Accumulated
        Depreciation/Depletion
12.   Net Property, Plant & Equipment                 0                  0
13.   Due From Insiders
14.   Other Assets - Net of Amortization
        (Attach List)                                 0                  0
15.   Other (Attach List)                    27,217,768         27,217,768
16.   Total Assets                           27,217,902         27,217,768

POST PETITION LIABILITIES

17.   Accounts Payable
18.   Taxes Payable
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List)                                                0
23.   Total Post Petition Liabilities                                    0

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                75,885,064         13,945,516
25.   Priority Debt
26.   Unsecured Debt
27.   Other (Attach List)                   157,389,954        157,391,764
28.   Total Pre Petition Liabilities        233,275,018        171,337,280
29.   Total Liabilities                     233,275,018        171,337,280

EQUITY

30.   Pre Petition Owners' Equity                             (206,057,116)
31.   Post Petition Cumulative Profit
        Or (Loss)                                                   21,221
32.   Direct Charges To Equity (Attach
        Explanation) (Footnote)                                 61,916,383
33.   Total Equity                                            (144,119,512)
34.   Total Liabilities and Equity                              27,217,768

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                         SUPPLEMENT TO

CASE NUMBER:   401-40790-BJH-11                              ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                        SCHEDULED        MONTH          MONTH         MONTH
ASSETS                                                   AMOUNT          JUL-02         -----         -----
------                                                ----------         ------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                  0             0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                       0              0

A.    Investment In Subsidiaries                     27,217,768     27,217,768
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                        27,217,768     27,217,768

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                       0

PRE PETITION LIABILITIES
A.    Intercompany Payables (Footnote)               28,889,954     28,891,764
B.    10 3/8 % Senior Sub. Notes                    105,000,000    105,000,000
C.    Sr. Sub. Exchangeable Notes                    23,500,000     23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27      157,389,954    157,391,764

CASE NAME:        KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 2

CASE NUMBER:      401-40790-BJH-11

INCOME STATEMENT

                                              MONTH           MONTH           MONTH         QUARTER
REVENUES                                      JUL-02          -----           -----          TOTAL
--------                                      ------                                         -----
1.  Gross Revenues                                                                                0
2.  Less: Returns & Discounts                                                                     0
3.  Net Revenue                                    0                                              0

COST OF GOODS SOLD

4.  Material                                                                                      0
5.  Direct Labor                                                                                  0
6.  Direct Overhead                                                                               0
7.  Total Cost Of Goods Sold                       0                                              0
8.  Gross Profit                                   0                                              0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                0
10. Selling & Marketing                                                                           0
11. General & Administrative                                                                      0
12. Rent & Lease                                                                                  0
13. Other (Attach List)                            0                                              0
14. Total Operating Expenses                       0                                              0
15. Income Before Non-Operating
    Income & Expense                               0                                              0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                                               0
17. Non-Operating Expense (Att List)                                                              0
18. Interest Expense                                                                              0
19. Depreciation / Depletion                                                                      0
20. Amortization                                                                                  0
21. Other (Attach List)                                                                           0
22. Net Other Income & Expenses                    0                                              0

REORGANIZATION EXPENSES

23. Professional Fees                                                                             0
24. U.S. Trustee Fees                                                                             0
25. Other (Attach List)                                                                           0
26. Total Reorganization Expenses                  0                                              0
27. Income Tax                                                                                    0
28. Net Profit (Loss)                              0                                              0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO COMPONENTS, INC.                       ACCRUAL BASIS - 3

CASE NUMBER:      401-40790-BJH-11

CASH RECEIPTS AND                            MONTH           MONTH            MONTH            QUARTER
DISBURSEMENTS                                JUL-02          -----            -----              TOTAL
----------------------                      -------                                              -----
1.  Cash - Beginning Of Month                    0                                                    0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                   0                                                    0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                                      0
4.  Post Petition                                                                                     0
5.  Total Operating Receipts                     0                                                    0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                                    0
7.  Sale of Assets                                                                                    0
8.  Other (Attach List)                                                                               0
9.  Total Non-Operating Receipts                 0                                                    0
10. Total Receipts                               0                                                    0
11. Total Cash Available                         0                                                    0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                                       0
13. Payroll Taxes Paid                                                                                0
14. Sales, Use & Other Taxes Paid                                                                     0
15. Secured / Rental / Leases                                                                         0
16. Utilities                                                                                         0
17. Insurance                                                                                         0
18. Inventory Purchases                                                                               0
19. Vehicle Expenses                                                                                  0
20. Travel                                                                                            0
21. Entertainment                                                                                     0
22. Repairs & Maintenance                                                                             0
23. Supplies                                                                                          0
24. Advertising                                                                                       0
25. Other (Attach List)                                                                               0
26. Total Operating Disbursements                0                                                    0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                                 0
28. U.S. Trustee Fees                                                                                 0
29. Other (Attach List)                                                                               0
30. Total Reorganization Expenses                0                                                    0
31. Total Disbursements                          0                                                    0
32. Net Cash Flow                                0                                                    0
33. Cash - End of Month                          0                                                    0

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          ---      ---

CASE NAME:       KEVCO COMPONENTS, INC.                      ACCRUAL BASIS - 4

CASE NUMBER:     401-40790-BJH-11

                                                   SCHEDULED             MONTH              MONTH               MONTH
ACCOUNTS RECEIVABLE AGING                           AMOUNT              JUL-02              -----               -----
-------------------------                          ---------            ------
1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +
5. Total Accounts Receivable                                    0                   0
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net)                                    0                   0

AGING OF POST PETITION                            MONTH:       JULY-02
TAXES AND PAYABLES                                           -----------


                                 0 - 30             31 - 60             61 - 90              91 +
TAXES PAYABLE                     DAYS               DAYS                 DAYS               DAYS               TOTAL
-------------                    ------             -------             -------              ----               -----
1. Federal                                                                                                                 0
2. State                                                                                                                   0
3. Local                                                                                                                   0
4. Other (Attach List)                                                                                                     0
5. Total Taxes Payable                      0                   0                   0                  0                   0
6. Accounts Payable                         0                   0                   0                  0                   0


                                                    MONTH:       JULY-02
                                                              -------------

STATUS OF POST PETITION TAXES

                                                           BEGINNING TAX      AMOUNT WITHHELD                        ENDING TAX
FEDERAL                                                      LIABILITY*        AND/OR ACCRUED      (AMOUNT PAID)     LIABILITY
-------                                                    -------------      ---------------      -------------     -----------
1.  Withholding **                                                                                                         0
2.  FICA - Employee **                                                                                                     0
3.  FICA - Employer **                                                                                                     0
4.  Unemployment                                                                                                           0
5.  Income                                                                                                                 0
6.  Other (Attach List)                                                                                                    0
7.  Total Federal Taxes                                         0                   0                  0                   0

STATE AND LOCAL

8.  Withholding                                                                                                            0
9.  Sales                                                                                                                  0
10. Excise                                                                                                                 0
11. Unemployment                                                                                                           0
12. Real Property                                                                                                          0
13. Personal Property                                                                                                      0
14. Other (Attach List)                                                                                                    0
15. Total State And Local                                       0                   0                  0                   0
16. Total Taxes                                                 0                   0                  0                   0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:           KEVCO COMPONENTS, INC.                    ACCRUAL BASIS - 5

CASE NUMBER:         401-40790-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                 MONTH:      JULY-02
                                                          -------------

BANK RECONCILIATIONS                                Account # 1        Account # 2
--------------------                                -----------        -----------
A.  BANK:                                                                                Other Accounts
B.  ACCOUNT NUMBER:                                                                      (Attach Sheet)           TOTAL
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books                                                                                       0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER                      DATE OF PURCHASE   TYPE OF INSTRUMENT   PURCHASE PRICE       CURRENT VALUE
---------------------------                      ----------------   ------------------   --------------       -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                                                 0

CASH

12. Currency On Hand                                                                                                  0
13. Total Cash - End of Month                                                                                         0

This form     does  X  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:          KEVCO COMPONENTS, INC.                     ACCRUAL BASIS - 6

CASE NUMBER:        401-40790-BJH-11

                                                        MONTH:      JULY-02
                                                               -----------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                    TYPE OF          AMOUNT       TOTAL PAID
         NAME                       PAYMENT           PAID         TO DATE
         ----                       -------         -------       ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                          0           0

                                  PROFESSIONALS


                          DATE OF
                        COURT ORDER
                        AUTHORIZING                 AMOUNT       AMOUNT      TOTAL PAID    INCURRED
         NAME             PAYMENT                  APPROVED       PAID        TO DATE      & UNPAID*
         ----          ------------                --------      ------      ----------    ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                     0           0            0           0

    *  Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                        AMOUNTS         TOTAL
                                           SCHEDULED      PAID          UNPAID
                                            MONTHLY      DURING          POST
           NAME OF CREDITOR              PAYMENT DUE     MONTH         PETITION
           ----------------              -----------    -------        --------
1.  Bank of America                               0           0       13,945,516
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                         0           0       13,945,516

This form     does  X  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:           KEVCO COMPONENTS, INC.                ACCRUAL BASIS - 7

CASE NUMBER:         401-40790-BJH-11

                                                           MONTH:    JULY-02
                                                                   -----------
QUESTIONNAIRE


                                                                                                                 YES         NO
                                                                                                                 ---         --
1.    Have any Assets been sold or transferred outside the normal course of business this reporting period?

2.    Have any funds been disbursed from any account other than a debtor in possession account?                           X

3.    Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                             X

4.    Have any payments been made on Pre Petition Liabilities this reporting period?                                      X

5.    Have any Post Petition Loans been received by the debtor from any party?                                            X

6.    Are any Post Petition Payroll Taxes past due?                                                                       X

7.    Are any Post Petition State or Federal Income Taxes past due?                                                       X

8.    Are any Post Petition Real Estate Taxes past due?                                                                   X

9.    Are any other Post Petition Taxes past due?                                                                         X

10.   Are any amounts owed to Post Petition creditors delinquent?                                                         X

11.   Have any Pre Petition Taxes been paid during the reporting period?                                                  X

12.   Are any wage payments past due?                                                                                     X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.


INSURANCE

                                                                                                                YES         NO
                                                                                                                ---         --
1.    Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?           X

2.    Are all premium payments paid current?                                                                    X

3.    Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no employees and no operations.

                              INSTALLMENT PAYMENTS

TYPE OF POLICY               CARRIER                     PERIOD COVERED            PAYMENT AMOUNT & FREQUENCY
--------------               -------                     --------------            --------------------------
General Liability             Aon Risk Services              3/1/02-9/1/02           Semi-Annual    $98,598
D&O Liability                 Great American Insurance     11/1/2001-10/31/2004      Annual         $64,657



This form    does  x does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:         KEVCO COMPONENTS, INC.                FOOTNOTES SUPPLEMENT

CASE NUMBER:       401-40790-BJH-11                         ACCRUAL BASIS

                                                MONTH:      JULY-02
                                                         ------------

ACCRUAL BASIS      LINE
FORM NUMBER       NUMBER                    FOOTNOTE / EXPLANATION
-----------       ------                    ----------------------
  1                24              The direct charges to equity are due to the secured debt
  1                32              reductions pursuant to sales of Kevco Manufacturing
                                   L.P.'s operating divisions, the sale of the South Region
                                   of Kevco Distribution LP, as well as direct cash
                                   payments. The secured debt owed to Bank of America by
                                   Kevco, Inc. (Case No. 401-40783-BJH-11) has been
                                   guaranteed by all of its co-debtors (See Footnote
                                   1,27A); therefore, the secured debt is reflected as a
                                   liability on all of the Kevco entities. The charge to
                                   equity is simply an adjustment to the balance sheet.

  1                27A             Intercompany payables are to co-debtors Kevco Management
                                   Co. (Case No. 401-40788-BJH-11), Kevco Distribution, LP
                                   (Case No. 401-40789-BJH-11), Kevco Manufacturing, LP
                                   (Case No. 401-40784-BJH-11), Kevco Holding, Inc. (Case
                                   No. 401-40785-BJH-11), Kevco, Inc. (Case No.
                                   401-40783-BJH-11), Kevco GP, Inc. (Case No.
                                   401-40786-BJH-11), and DCM Delaware, Inc. (Case No.
                                   401-40787-BJH-11).